Fair Value of Financial Instruments and Concentration of Credit Risk	6 Months Ended
Jun. 30, 2023
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments and Concentration of Credit Risk
6.	Fair Value of Financial Instruments and Concentration of Credit Risk
Financial instruments, which potentially subject the Company to significant concentrations of credit risk, consist principally of cash and cash equivalents, time deposits, trade and other receivables, trade accounts payable, balances with related parties and accrued liabilities. The Company limits its credit risk with respect to accounts receivable by performing ongoing credit evaluations of its customers’ financial condition and generally does not require collateral for its trade accounts receivable. The Company places its cash and cash equivalents, time deposits with high credit quality financial institutions. The Company performs periodic evaluations of the relative credit standing of those financial institutions.
Fair Value Disclosures:
 The Company has categorized assets and liabilities recorded at fair value based upon the fair value hierarchy specified by the guidance. The levels of fair value hierarchy are as follows:
Level 1: Quoted market prices in active markets for identical assets or liabilities.
Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data.
Level 3: Unobservable inputs that are not corroborated by market data.
The carrying values of cash and cash equivalents, time deposits, trade and other receivables, trade accounts payable, balances with related parties other than investment in related party and accrued liabilities are reasonable estimates of their fair value due to the short term nature of these financial instruments. Cash and cash equivalents are considered Level 1 items as they represent liquid assets with short-term maturities. Investment in related party was initially measured at fair value which is deemed to be the cost and subsequently assessed for the existence of any observable market for the Series A Perpetual Convertible Preferred Shares and any observable price changes for identical or similar investments as well as the existence of any indications for impairment. As per the Company’s assessment no such case was identified as at June 30, 2023.

	June 30, 2023	Significant other observable inputs (Level 2)	Total gain/ (loss)
Non-recurring fair value measurements
Investment in related party (Note 3)	12,636,000	12,636,000	—
Total investment in related party	$12,636,000	$12,636,000	—
The valuation methodology applied comprised the bifurcation of the value of the Series A Perpetual Convertible Preferred shares in three components namely, the “straight” preferred stock component, the embedded option component and the control premium component. The mean of the sum of the three components was used to estimate the value for the Series A Perpetual Convertible Preferred shares at $12,636,000. The valuation methodology and the significant other observable inputs used for each component are set out below:

	Valuation technique	Significant other observable input	Values
“Straight” Preferred Stock component	Discounted Cash Flow Model	- Weighted average cost of capital	13%

Embedded Option component	Black & Scholes	- Volatility - Risk-free rate - Weighted average cost of capital - Strike price - Share price (based on the first 5 trading days volume weighted average)	78 4 13 $ 3.50 $ 2.33	% % %

Control Premium Component	Discounted Cash Flow Model	- Control premium -Weighted average cost of capital	12 13	% %